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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       January 9, 2002
                                                      (January 7, 2002)

                             WESTERN RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)


   818 KANSAS AVENUE, TOPEKA, KANSAS                               66612
(Address of Principal Executive Offices)                        (Zip Code)


                                 (785)-575-6300
               (Registrant's Telephone Number Including Area Code)

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                             WESTERN RESOURCES, INC.

Item 5.  Other Events

       Public Service Company of New Mexico ("PNM") has notifed us by letter that PNM's board of directors has taken action to terminate the Agreement and Plan of Restructuring and Merger (the "Agreement") dated as of November 8, 2000 among PNM, us and certain other parties. By letter dated January 9, 2002, we objected to PNM's action and stated our position that PNM has no basis to terminate the Agreement. Copies of PNM's termination letter and our response letter are attached to this report.

Item 7.  Financial Statements and Exhibits

       (c) Exhibits

       Exhibit 99.1 - Letter dated January 7, 2002 of
                      Public Service Company of New Mexico

       Exhibit 99.2 - Letter dated January 9, 2002 of
                      Western Resources, Inc.

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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Western Resources, Inc.




Date January 9, 2002                  By      /s/ Paul R. Geist
     ----------------                   -----------------------
                                        Paul R. Geist, Senior Vice
                                        President and Chief Financial
                                        Officer

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                                  EXHIBIT INDEX

Exhibit Number                  Description of Exhibit

99.1                       Letter dated January 7, 2002 of
                           Public Service Company of New Mexico

99.2                       Letter dated January 9, 2002 of
                           Western Resources, Inc.